UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2005

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 2, 2005, the respective boards of directors of Kinder Morgan, Inc., Kinder Morgan G.P., Inc., the general partner of Kinder Morgan Energy Partners, L.P. (the "General Partner"), and Kinder Morgan Management, LLC, the delegate of the General Partner, appointed the following principal officers:

C. Park Shaper, 36, was named President of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. Mr. Shaper has been a Director of Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. since January 2003. He was Executive Vice President and Chief Financial Officer of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. from July 2004 to May 2005. He was elected Vice President, Treasurer and Chief Financial Officer of Kinder Morgan Management, LLC upon its formation in February 2001, served as Treasurer of Kinder Morgan Management, LLC from February 2001 to January 2004 and served as Vice President and Chief Financial Officer from February 2001 to July 2004. He served as Treasurer of Kinder Morgan, Inc. from April 2000 to January 2004 and Vice President and Chief Financial Officer of Kinder Morgan, Inc. from January 2000 to July 2004. Mr. Shaper served as Treasurer of Kinder Morgan G.P., Inc. from January 2000 to January 2004 and served as Vice President and Chief Financial Officer of Kinder Morgan G.P., Inc. from January 2000 to July 2004. He received a Masters of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Shaper also has a Bachelor of Science degree in Industrial Engineering and a Bachelor of Arts degree in Quantitative Economics from Stanford University.

Steve Kean, 43, was named Executive Vice President, Operations of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. Mr. Kean served as Vice President (President – Texas Intrastate Natural Gas Pipelines) of Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. from June 2002 to May 2005. Mr. Kean served as Vice President, Strategic Planning, Kinder Morgan Natural Gas Pipeline Group from January 2002 to June 2002. Mr. Kean served as Executive Vice President and Chief of Staff of Enron Corp. from 1999 to December 2001. Mr. Kean received his Juris Doctor from the University of Iowa and his Bachelor of Arts degree from Iowa State University.

Kimberly J. Allen, 35, was named Vice President and Chief Financial Officer of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. Ms. Allen served as Treasurer and Vice President, Investor Relations of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. from January 2004 to May 2005. Ms. Allen served as Vice President, Investor Relations of Kinder Morgan, Inc., Kinder Morgan Management, LLC and Kinder Morgan G.P., Inc. from July 2002 to January 2004. Ms. Allen served as Director, Investor Relations of Kinder Morgan from November 2001 to July 2002. Ms. Allen was an independent financial consultant between May 2001 and November 2001. Ms. Allen served as an associate and later a principal at Murphree Venture Partners, a venture capital firm, from September 2000 through May 2001. Ms. Allen was working on her Masters of Business Administration and traveling between June 1999 and August 2000. Ms. Allen received her Masters of Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University and her Bachelor of Business Administration in accounting from Texas A&M University.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:

KINDER MORGAN G.P., INC.,

its general partner

By:

KINDER MORGAN MANAGEMENT, LLC,

its delegate

Dated:  May 6, 2005

By:

/s/ Joseph Listengart

Joseph Listengart

Vice President and General Counsel